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                                  EXHIBIT 23.2
                          INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of The General Chemical Group Inc. of our report dated February 13, 1998 appearing in the Annual Report of Form 10-K of The General Chemical Group Inc. for the year ended December 31, 1997.

                                             /s/ Deloitte & Touche LLP
                                             -----------------------------------
                                             Deloitte & Touche LLP

Parsippany, New Jersey
January 4, 1999



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